Subsequent events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent events
38. Subsequent events
38.1. Issuance of debentures and commercial paper
On January 27, 2026, Copel GeT carried out its 11th issue of simple debentures, not convertible into shares, with additional surety guarantee, in a single series in the amount of R$1,200,000, for investments or reimbursement of investments, as detailed in the Deed of Issue. The remuneration corresponds to the variation of the IPCA + 7.1841% p.a., with a maturity of 12 years. Copel GeT entered into interest rate swap agreements for this debenture issue so that the balance of the liability related to this serie now has remuneration linked to the variation of the DI.
On January 19, 2026, Copel DIS made its first issuance of book-entry commercial notes, in a single series in the amount of R$550,000, to reinforce cash flow, as detailed in the Issuance Term. The remuneration corresponds to the variation of the DI + 0.30% p.a., with a maturity of 45 days. On January 29, 2026, Copel DIS made an early settlement of this issue.
On January 27, 2026, Copel DIS made its 11th issue of simple debentures, not convertible into shares, with additional surety guarantee, in a single series in the amount of R$2,000,000, for investments or reimbursement of investments in the improvement, renovation, reinforcement, or expansion of electricity distribution assets, as detailed in the Deed of Issue. The remuneration corresponds to the variation of the IPCA + 7.1841% p.a., with a maturity of 12 years. Copel DIS entered into interest rate swap agreements for this debenture issue so that the balance of the liability related to this serie now has remuneration linked to the variation of the DI.
38.2. Renegotiation of the Use of Public Property - Elejor
On February 24, 2026, the Aneel Board unanimously approved the closure of Public Consultation No. 45/2025, the draft amendment to the concession agreement, and the Use of Public Property (UBP) values to be renegotiated so that for Elejor, a subsidiary of Copel, the amount to be paid for the renegotiation totals R$420,631. The calculation considered only the original term of the concession, with a net discount rate of 7.31%. After formal acceptance of the renegotiation, the concessionaire will be responsible for signing the addendum to the concession agreement within a maximum period of 20 days from the date of its notification, and the CCEE will be responsible for collecting the amounts, discounted from any monthly UBP payments already made by the agents after the reference date, which must be paid within a maximum period of 30 days from the signing of the addendum, by direct payment to the CDE.
38.3. Capacity Reserve Auction
On March 18, 2026, according to Material Fact 01/26, the Company was declared the winner for the sale of the Power product, contributing a total of 1,862.8 MW of installed capacity to be contracted for a 15-year term, with fixed gross revenue set at R$ 963.2 million/MW/year for the Foz do Areia HPP (“FDA”) and R$ 1,635.4 million/MW/year for the Segredo HPP. The estimated investment is R$ 4.9 billion and the start of operations is scheduled for August 2030 for both FDA and Segredo.